EXHIBIT 10.28

                                 PROMISSORY NOTE

$   500,000.00                                   Date      June 9, 2001


     On June 8, 2002 SANDATA, INC. promises to pay to the order of

     NATIONAL MEDICAL HEALTH CARD SYSTEMS, INC.

     FIVE HUNDRED THOUSAND AND NO CENTS ($500,000.00) Dollars

     Payable at 26 Harbor Park Drive, Port Washington, NY 11050

     for value received with interest at seven (7%) per annum, payable quarterly.

                                                   SANDATA, INC.
                                                   By:


                                                   /s/Bert E. Brodsky
                                                   Bert E. Brodsky, Chairman